     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 19, 1999



                                                      REGISTRATION NO. 333-71929

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------


                       POST EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                           LAMAR ADVERTISING COMPANY
             (Exact Name of Registrant as Specified in its Charter)


                      DELAWARE                                              72-1205791
            (State or other jurisdiction                                 (I.R.S. Employer
          of incorporation or organization)                           Identification Number)


                            5551 CORPORATE BOULEVARD
                          BATON ROUGE, LOUISIANA 70808
                                 (225) 926-1000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------

                              KEVIN P. REILLY, JR.
                            CHIEF EXECUTIVE OFFICER
                           LAMAR ADVERTISING COMPANY
                            5551 CORPORATE BOULEVARD
                          BATON ROUGE, LOUISIANA 70808
                                 (225) 926-1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                with a copy to:
                              STANLEY KELLER, ESQ.
                               PALMER & DODGE LLP
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108
                                 (617) 573-0100
                             ---------------------

        Approximate date of commencement of proposed sale to the public:
   FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                             ---------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            TABLE OF CO-REGISTRANTS


                                                              STATE OR OTHER
                                                               JURISDICTION        IRS EMPLOYER
EXACT NAME OF REGISTRANT                                     OF INCORPORATION     IDENTIFICATION
AS SPECIFIED IN ITS CHARTER                                   OR ORGANIZATION         NUMBER
---------------------------                                  ----------------     --------------
Lamar New Holding Co. ....................................  Delaware                72-1449411
The Lamar Corporation.....................................  Louisiana               72-0690208
Interstate Logos, Inc.....................................  Delaware                72-1230862
Lamar Advertising of Colorado Springs, Inc................  Colorado                72-0931093
Lamar Advertising of Jackson, Inc.........................  Mississippi             72-1085074
Lamar Advertising of Mobile, Inc..........................  Alabama                 63-0576601
Lamar Advertising of South Georgia, Inc...................  Georgia                 72-1113924
Lamar Advertising of South Mississippi, Inc...............  Mississippi             72-1085105
Lamar Advertising of Youngstown, Inc......................  Delaware                23-2669670
TLC Properties, Inc.......................................  Louisiana               72-0640751
Missouri Logos, Inc.......................................  Missouri                72-1181668
Nebraska Logos, Inc.......................................  Nebraska                72-1137877
Oklahoma Logo Signs, Inc..................................  Oklahoma                72-1141447
Utah Logos, Inc...........................................  Utah                    72-1148211
Ohio Logos, Inc...........................................  Ohio                    72-1148212
Georgia Logos, Inc........................................  Georgia                 72-1289331
Kansas Logos, Inc.........................................  Kansas                  48-1187701
Lamar Air, LLC............................................  Louisiana               72-1277136
Lamar Pensacola Transit, Inc..............................  Florida                 59-3391978
Lamar Tennessee, LLC......................................  Tennessee               72-1309007
Lamar Texas General Partner, Inc..........................  Texas                   72-1309003
Lamar Texas Limited Partnership...........................  Louisiana               72-1309005
Michigan Logos, Inc.......................................  Michigan                38-3071362
Minnesota Logos, Inc......................................  Minnesota               41-1800355
Minnesota Logos, a Partnership............................  Minnesota               41-1804634
Mississippi Logos, Inc....................................  Mississippi             64-0828364
New Jersey Logos, Inc.....................................  New Jersey              22-3380044
South Carolina Logos, Inc.................................  South Carolina          58-2152628
Tennessee Logos, Inc......................................  Tennessee               62-1649765
Texas Logos, Inc..........................................  Texas                   76-0381679
TLC Properties II, Inc....................................  Texas                   72-1336624
Virginia Logos, Inc.......................................  Virginia                54-1763912
Lamar Advertising of Huntington-Bridgeport, Inc...........  West Virginia           55-0462784
Lamar Advertising of Penn, Inc............................  Delaware                23-2157153
Lamar Advertising of Michigan, Inc........................  Michigan                38-3376495
Lamar Advertising of Missouri, Inc........................  Missouri                43-1787748
Canadian TODS Limited.....................................  Nova Scotia, Canada            N/A
Nevada Logos, Inc.........................................  Nevada                  88-0373108
Kentucky Logos, Inc.......................................  Kentucky                31-1491808
Florida Logos, Inc........................................  Florida                 65-0671887
Lamar Electrical, Inc.....................................  Louisiana               72-1392115
Lamar Advertising of South Dakota, Inc....................  South Dakota            46-0446615
TLC Properties, L.L.C.....................................  Louisiana               72-1417495
Lamar OCI South Corporation...............................  Mississippi             64-0520092
Lamar OCI North Corporation...............................  Delaware                38-2885263
Lamar Advertising of Greenville, Inc......................  Mississippi             64-0577713
Lamar Advertising of West Virginia, Inc...................  West Virginia           55-0670806
Lamar Advertising of Ashland, Inc.........................  Kentucky                61-1071047
American Signs, Inc.......................................  Washington              91-1642046
New Mexico Logos, Inc.....................................  New Mexico              85-0446801
Colorado Logos, Inc.......................................  Colorado                84-1480715
Lamar Advertising of Roland, Inc. ........................  Tennessee               62-1217845
Lamar Robinson, Inc. .....................................  Missouri                43-1078044
Lamar Advertising of Kentucky, Inc. ......................  Kentucky                61-1306385

                   POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-3



     This post-effective amendment is being filed pursuant to the Securities Act of 1933 (the "Securities Act") to reflect the anticipated adoption by Lamar Advertising Company, a Delaware corporation ("Lamar"), of a holding company form of organizational structure. Prior to effectiveness of this registration statement, the holding company organizational structure will be effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement") among Lamar, Lamar New Holding Co., a Delaware corporation and direct wholly-owned subsidiary of Lamar ("Holdco") and Lamar Holdings Merge Co., a Delaware corporation and direct wholly-owned subsidiary of Holdco ("Merger Sub"). The Merger Agreement provides for, among other things, the merger (the "Merger") of Lamar with Merger Sub, with Lamar as the surviving corporation. Pursuant to
Section 251(g) of the General Corporation Law of the State of Delaware, Lamar stockholder approval of the Merger will not be required.



     As a result of the Merger, Lamar will become a direct wholly-owned subsidiary of Holdco. Pursuant to the Merger Agreement, each share of Lamar's issued and outstanding capital stock will be converted into and exchanged for one share of an identical class or series of capital stock of Holdco, and thus each share of class A common stock, par value $.001 per share, of Lamar issued and outstanding will be converted into and exchanged for one share of class A common stock, par value $.001 per share, of Holdco. In addition, Lamar will change its name to Lamar Media Corp. and the name of Holdco will become Lamar Advertising Company.



     Upon effectiveness of the Merger and effectiveness of this registration statement and in accordance with Rule 414 under the Securities Act, Holdco, as the successor issuer of the class A common stock, hereby expressly adopts this registration statement as its own registration statement for all purposes of the Securities Act and the Securities Exchange Act of 1934, as amended. In addition, Holdco will expressly adopt the Form of Indenture filed as exhibit 4.1 to the original filing of this registration statement as its own. At such time, Lamar will become a co-registrant to this registration statement.



     The applicable registration fees were paid at the time of the original filing of this registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.



                                            LAMAR ADVERTISING COMPANY


                                                /s/ KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                  Charles W. Lamar

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                  Jack S. Rome, Jr.

                                                       Director
-----------------------------------------------------
                   Stephen Mumblow

                          *                            Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

*By: /s/ KEVIN P. REILLY, JR.
----------------------------------------------------
     Kevin P. Reilly, Jr.
     Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            THE LAMAR CORPORATION

                                                /s/ KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                  Charles W. Lamar

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

                          *                            Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

                                                       Director
-----------------------------------------------------
                   Stephen Mumblow

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                /s/ JACK S. ROME, JR.                  Director                           July 16, 1999
-----------------------------------------------------
                  Jack S. Rome, Jr.

*By: /s/ KEVIN P. REILLY, JR.
----------------------------------------------------
     Kevin P. Reilly, Jr.
     Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR AIR, LLC

                                            By: THE LAMAR CORPORATION,
                                                its Manager

                                                /s/ KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            TLC PROPERTIES, L.L.C.

                                            By: TLC PROPERTIES, INC.,
                                                its Manager

                                                   /s/ SEAN E. REILLY
                                            ------------------------------------
                                                       Sean E. Reilly
                                               President and Chief Executive
                                                          Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR TEXAS LIMITED PARTNERSHIP

                                            By: LAMAR TEXAS GENERAL PARTNER,
                                                INC.,
                                                its General Partner

                                                /s/ KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            MINNESOTA LOGOS, A PARTNERSHIP

                                            By: MINNESOTA LOGOS, INC.,
                                                its General Partner

                                                /s/ KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.



                                            LAMAR TENNESSEE, L.L.C.


                                            By: THE LAMAR CORPORATION,


                                                 /s/ KEVIN P. REILLY, JR.

                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            GEORGIA LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            INTERSTATE LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
-----------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            FLORIDA LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            KANSAS LOGOS INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            KENTUCKY LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.                                                 July 16, 1999
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            MICHIGAN LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
-----------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            MINNESOTA LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            MISSISSIPPI LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            MISSOURI LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            NEBRASKA LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            NEVADA LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            NEW JERSEY LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            OHIO LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            OKLAHOMA LOGO SIGNS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            SOUTH CAROLINA LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            TENNESSEE LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand



*By:   /s/ KEVIN P. REILLY, JR.

     -------------------------------

          Kevin P. Reilly, Jr.


            Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            TEXAS LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            UTAH LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            VIRGINIA LOGOS, INC.

                                            By: /s/ T. EVERETT STEWART, JR.
                                              ----------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ADVERTISING OF COLORADO
                                            SPRINGS, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ADVERTISING OF HUNTINGTON-
                                            BRIDGEPORT, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ADVERTISING OF JACKSON, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                          LAMAR ADVERTISING OF MICHIGAN, INC.

                                          By:   /s/ KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                           Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                          LAMAR ADVERTISING OF MISSOURI, INC.

                                          By:   /s/ KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                           Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ADVERTISING OF MOBILE, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                 and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN C. REILLY, JR.
  ------------------------------------------------
                Kevin C. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ADVERTISING OF PENN, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ADVERTISING OF SOUTH
                                            GEORGIA, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ADVERTISING OF SOUTH
                                            MISSISSIPPI, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ADVERTISING OF
                                            YOUNGSTOWN, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR PENSACOLA TRANSIT, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR TEXAS GENERAL PARTNER, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ELECTRICAL, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            TLC PROPERTIES, INC.

                                            By:     /s/ SEAN E. REILLY
                                              ----------------------------------
                                                        Sean E. Reilly
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                 /s/ SEAN E. REILLY                    Principal Executive Officer        July 16, 1999
-----------------------------------------------------
                   Sean E. Reilly

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            TLC PROPERTIES II, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            CANADIAN TODS LIMITED

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  ------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ADVERTISING OF SOUTH
                                            DAKOTA, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

By: /s/ KEVIN P. REILLY, JR.
-----------------------------------------------------
    Kevin P. Reilly, Jr.
    Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR OCI SOUTH CORPORATION

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

*By: /s/ KEVIN P. REILLY, JR.
-----------------------------------------------------
     Kevin P. Reilly, Jr.
     Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR OCI NORTH CORPORATION

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                        LAMAR ADVERTISING OF GREENVILLE, INC.

                                        By:     /s/ KEVIN P. REILLY, JR.
                                           -------------------------------------
                                                   Kevin P. Reilly, Jr.
                                           President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                     DATE
                      ---------                                      -----                     ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive    July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial    July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                            July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                            July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                            July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            LAMAR ADVERTISING OF WEST
                                            VIRGINIA, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                        LAMAR ADVERTISING OF ASHLAND, INC.

                                        By:     /s/ KEVIN P. REILLY, JR.
                                           -------------------------------------
                                                   Kevin P. Reilly, Jr.
                                           President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                     DATE
                      ---------                                      -----                     ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive    July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial    July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                            July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                            July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                            July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.


                                            AMERICAN SIGNS, INC.

                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                          *                            Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

            *By: /s/ KEVIN P. REILLY, JR.
  -------------------------------------------------
                Kevin P. Reilly, Jr.
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.



                                            COLORADO LOGOS, INC.



                                            By: /s/ T. EVERETT STEWART, JR.

                                              ----------------------------------

                                                   T. Everett Stewart, Jr.

                                                President and Chief Executive
                                                            Officer

                               POWER OF ATTORNEY


     We, the undersigned officers and directors of Colorado Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacities, to sign any amendments to this amendment to the Registration Statement on Form S-3, and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

               /s/ GERALD H. MARCHAND                  Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.



                                            NEW MEXICO LOGOS, INC.



                                            By: /s/ T. EVERETT STEWART, JR.

                                              ----------------------------------

                                                   T. Everett Stewart, Jr.

                                                President and Chief Executive
                                                            Officer

                               POWER OF ATTORNEY


     We, the undersigned officers and directors of New Mexico Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacities, to sign any amendments to this amendment to the Registration Statement on Form S-3, and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

             /s/ T. EVERETT STEWART, JR.               Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
               T. Everett Stewart, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

               /s/ GERALD H. MARCHAND                  Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

              /s/ KEVIN P. REILLY, JR.                 Director                           July 16, 1999
-----------------------------------------------------
                Kevin P. Reilly, Jr.

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.



                                            LAMAR ADVERTISING OF ROLAND, INC.


                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer

                               POWER OF ATTORNEY


     We, the undersigned officers and directors of Lamar Advertising of Roland, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacities, to sign any amendments to this amendment to the Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

               /s/ GERALD H. MARCHAND                  Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.



                                            LAMAR ADVERTISING OF KENTUCKY, INC.


                                            By:  /s/ KEVIN P. REILLY, JR.
                                              ----------------------------------
                                                     Kevin P. Reilly, Jr.
                                                President and Chief Executive
                                                            Officer

                               POWER OF ATTORNEY


     We, the undersigned officers and directors of Lamar Advertising of Kentucky, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacities, to sign any amendments to this amendment to the Registration Statement on Form S-3, and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

               /s/ GERALD H. MARCHAND                  Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.



                                            LAMAR ROBINSON, INC.



                                            By:  /s/ KEVIN P. REILLY, JR.

                                              ----------------------------------

                                                     Kevin P. Reilly, Jr.


                                                President and Chief Executive
                                                            Officer



                               POWER OF ATTORNEY



     We, the undersigned officers and directors of Lamar Robinson, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacities, to sign any amendments to this amendment to the Registration Statement on Form S-3, and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

               /s/ GERALD H. MARCHAND                  Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on July 16, 1999.



                                            LAMAR NEW HOLDING CO.



                                            By:  /s/ KEVIN P. REILLY, JR.

                                              ----------------------------------

                                                     Kevin P. Reilly, Jr.


                                                President and Chief Executive
                                                            Officer



                               POWER OF ATTORNEY



     We, the undersigned officers and directors of Lamar New Holding Co., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacities, to sign any amendments to this amendment to the Registration Statement on Form S-3, and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ KEVIN P. REILLY, JR.                 Director and Principal Executive   July 16, 1999
-----------------------------------------------------    Officer
                Kevin P. Reilly, Jr.

                 /s/ KEITH A. ISTRE                    Director and Principal Financial   July 16, 1999
-----------------------------------------------------    and Accounting Officer
                   Keith A. Istre

                   /s/ SEAN REILLY                     Director                           July 16, 1999
-----------------------------------------------------
                     Sean Reilly

               /s/ GERALD H. MARCHAND                  Director                           July 16, 1999
-----------------------------------------------------
                 Gerald H. Marchand

                /s/ CHARLES W. LAMAR                   Director                           July 16, 1999
-----------------------------------------------------
                  Charles W. Lamar

             /s/ T. EVERETT STEWART, JR.               Director                           July 16, 1999
-----------------------------------------------------
               T. Everett Stewart, Jr.

                /s/ JACK S. ROME, JR.                  Director                           July 16, 1999
-----------------------------------------------------
                  Jack S. Rome, Jr.

                                                       Director
-----------------------------------------------------
                   Stephen Mumblow